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EXHIBIT 10.99(h)(1)

FASTVOICE
TERM SHEET

    This Term Sheet is an outline of the basic terms of our proposal. It is a commitment subject to the completion of due diligence, approval by our investment committee and the execution and delivery of final documentation satisfactory to all parties.

OCTOBER 31, 2000

Company:	FastVoice ("Borrower" or "Company")
Lenders:	Zilkha Venture Partners, L.P. ("ZVP"), and other Participants (collectively "Lenders")
Facility:	Up to $1,500,000 bridge loan payable as follows:
a) ZVP to fund $300,000 on Closing Date
b) ZVP with option to fund $200,000 on the following schedule: (i) $100,000 on December 1, 2000 and (ii) $100,000 on January 5, 2001.

c) Other Participants to fund $200,000 on Closing Date, or at their option to commit on or before Closing Date to exercise any existing subscription agreements, warrants or options (as the case may be) to purchase Common Stock for the aggregate price of not less than $200,000; provided that such commitment to exercise shall be closed not later than November 14, 2000, and
d) Other Participants with option to fund (i) $400,000 on December 1, 2000 and (ii) $400,000 on January 5, 2001.
Closing Date:	On or before November 7, 2000
Due Diligence:
ZVP to conduct and complete due diligence, reasonably satisfactory to ZVP, by (i) December 1, 2000 for purposes of exercising its option to fund the second and third tranches of the bridge loan and (ii) January 31, 2001 for purposes of submitting a term sheet to lead the Next Round (defined below)
Repayment in Cash or by Exchange:
At the Maturity Date the outstanding principal and accrued interest of the Notes (the "Debt"), the Borrower shall repay the Debt to the Lenders by exchanging the Debt for a number of Series A Convertible Preferred ("Series A") shares (or, if no Series A shares are offered, an equivalent number of other equity securities offered) which number shall equal the quotient of i) the Debt, divided by ii) the product of the lowest price per share for which shares are sold at the Next Round times .80 (the "conversion formula"). In the event ZVP does not lead the Next Round and the Next Round does not close on or before July 1, 2001, ZVP at its option may require that the Debt be repaid in immediately available funds pursuant to the terms of the Note.
Interest Rate:	Eleven percent (11%) per annum, compounded daily, based upon a 360-day year.
Senior Notes:	Promissory Notes to be senior to all future debt and all other existing unsecured or unencumbered debt obligations (the "Notes").
Maturity Date:	The earlier of July 1, 2001, or upon closing of the Next Round.

Extension:
At the Borrower's option, the Maturity Date may be extended for a period of 30 days; provided, however, in the event of any such extension, the multiplier in the conversion formula shall be decreased from ".80" to ".72."
Collateral:	Lenders shall have a first priority security interest in all unencumbered personal property and assets of Borrower, including intellectual property, see Exhibit A hereto
Equity:
For a period of 30 days after the opening of the Next Round, Lenders shall have the right to purchase up to 50% of the Series A shares (or such other equity securities), which are offered for sale by the Company in the next round of financing in which Borrower receives at least $5,000,000 ("Next Round").
Liquidity Event:
In the event of a Liquidity Event prior to the Next Round, Lenders shall have the right to convert the Notes to common stock on the same basis as the conversion formula and participate in the Liquidity Event, or at Lenders' option, accelerate the Note and require Borrower to repay the Debt. For purposes hereof, Liquidity Event shall include a merger, consolidation, sale, disposition, dissolution or related transaction resulting in a sale of all or substantially all of the stock or assets of the Borrower.
Closing Conditions:
On or before the Closing Date, each person with a right to purchase securities in the Company, whether such right arises from a subscription agreement or other instrument (including a certain Common Stock Purchase Right Agreement, dated as of January, 2000 (the "Rights Agreement")) shall have exercised, committed to exercise or waived such right. For purposes of the initial funding of the Facility by "other Participants," any exercise pursuant to the preceding sentence shall be applied toward the initial $200,000 tranche. In addition, on or before the Closing Date each such person shall indicate their understanding that any waiver of one's right under any such subscription agreement, pre-emptive right or related anti-dilution protection, including the Rights Agreement, shall constitute a waiver of such person's right to participate in the Next Round on a preferential pre-emptive basis.
Financial Covenants:	None.
Reporting:	Monthly financials within 25 days, FYE audited and unqualified opinion within 180 days. Other reports on request.
Documentation:
Lender's standard documents, including: conditions to advances, representations and warranties on company status, legal compliance, liens, legal compliance; covenants on investments, liens, debt, dispositions, insurance; remedies, jury waiver and WA law.
Expenses:	Company to reimburse ZVP.
Confidentiality:	This Term Sheet is confidential and proprietary to Lenders. Please treat it with the same respect that we treat your private information and do not disclose it to any third parties.

[Remainder of this Page is Intentionally Left Blank]

To confirm your agreement with these basic terms, please fax a signed copy of this Term Sheet to our office.

Zilkha Venture Partners L.P.
By:	/s/ [ILLEGIBLE] Its: General Partner
Date:	October 31, 2000	Agreed and confirmed:
FASTVOICE.COM
		By:	/s/ [ILLEGIBLE]
		Title:	President
		Date:	Nov. 3, 2000

EXHIBIT A

Schedule of Unsecured Assets

     See attached schedule. Does not include intellectual property.

FastVoice.com
Assets by Category

Asset Category	Barcode #	Asset Description	Serial Number	Date Acquired	Purchase Price	Location
Software
	76	Visio 2000 Ent CD	SHP 123165	14-Mar-2000	992.21	Seattle
	75	CDW Software—Adobe Photoshop, Visio 2000, Adobe Illustrator	HS45PE-0197634820	19-Jan-2000	1,141.42	Seattle
	74	TOAD Debugger Software	NVTBPSU01	21-Jul-2000	2,067.64	Seattle
	46	Veritas Media/Documentation Kit & netbackup shared storage option	SLNSS115000	5-Jun-2000	6,914.34	SD
	71	Together/Solo	SOLO	13-Sep-2000	7,797.48	Seattle
	70	Toplink JAVA	10140	25-Sep-2000	19,792.35	Seattle
Laptops
	16	Fijitsu - E5140	R9Y01190	22-Dec-1999	1,840.77	Seattle
	17	Fijitsu - E5140	R9Y04048	22-Dec-1999	1,840.77	Seattle
	22	HP Omnibook Laptop	TW01010262	14-Mar-2000	2,168.18	Seattle
	24	Dell Inspirion 6000	9003WCC1FC68	15-Mar-2000	4,127.93	Seattle
	23	Dell Inspirion 5000	9003WCC1FC68	15-Mar-2000	4,127.94	Seattle
	1	Dell Inspirion 7500 (Y1GXN)	0009963T129619BH1632	3-Jan-2000	4,272.31	Seattle
	2	Dell Inspirion 7500	57155479-Y1GXP	3-Jan-2000	4,272.32	Seattle
	61	Boxlight Projector	2400X0-9M	5-Jun-2000	6,038.70	Seattle
Servers
	11	Hard Drives	7BV00EJS	22-Mar-2000	469.15	Seattle
	10	Hard Drive	7BV00RGS	22-Mar-2000	469.15	Seattle
	9	Exchange Server		16-Dec-1999	480.00	SD
	39	Color Frame Buffer	N/A	6-Apr-2000	690.69	SD
	8	File Server (Odd-Job)	Clone	16-Dec-1999	802.56	Seattle
	40	APC Smart 1400 RM UPS	N/A	11-Apr-2000	828.97	Seattle
	61	Ultra SCSI	Sg-XDSK010C-9G	30-Jun-2000	978.49	Seattle
	28	Switches for Servers	ALA20049	8-Apr-2000	1,046.66	SD
	14	Web Server	Clone	13-Jan-2000	1,283.02	Seattle
	47	Sun Switches		28-Apr-2000	2,293.82	SD
	35	AG 4000/800 2T1/E1 BD Licence 48 Ports	311931	25-Apr-2000	3,226.50	SD
	10	Sun Enterprise Ultra 5 Server	FW95210356	6-Jan-2000	3,910.68	Seattle
	55	HP LPR Rack Mounting Server	VS02316326	12-Jul-2000	5,483.46	Seattle
	11	Sun Enterprise Ultra 5 Server	FW95210292	6-Jan-2000	3,910.69	Seattle

FastVoice.com
Assets By Category

Asset Category	Barcode #	Asset Description	Serial Number	Date Acquired	Purchase Price	Location
	78	Telephony Board T1 48 port PCI	AG4000DT	7-Apr-2000	19,023.00	SD
	77	Redundant MM7 server hardware platform	SS7SRVRT1	7-Apr-2000	105,400.00	SD
Networking Equipment
	37	HP Procurve 2224 24 Port	STW94320824	31-Mar-2000	720.49	Seattle
	15	Watchguard Firebox II Security System	3008443	16-Dec-1999	3,650.61	Seattle
Office Equip/Rack Shelves
	38	Netshelter Shelfs	N/A	4-Apr-2000	1,302.30	SD
	29	Surgearrest Rackmount w/Fan		27-Mar-2000	1,349.16	SD
	26	Rack Base Cabinet		1-Apr-2000	1,419.00	SD
	32	Netshelter Cabinet w/Vent		14-Apr-2000	1,440.80	SD
	45	Toshiba Speakerphones		8-June-2000	1,597.88	Seattle
	60	Movincool Classic 14	6990008140	21-Aug-2000	1,873.90	Seattle
	25	LCD Rack Mount Display, kbd and Touchpad	STL0003FR-145	7-Apr-2000	2,310.94	SD
	48	Quick Silver Rack & Shelves		18-Apr-2000	2,348.48	SD
	36	Netserver Rack Mount System	SMF-9101389	6-Apr-2000	2,513.03	Seattle
	64	Cow Sofa & Chair	N/A	25-Aug-2000	2,733.75	Seattle
	66	Office Units for workstations	N/A	23-Aug-2000	5,000.00	Seattle
	27	Netshelter Cabinet		6-Apr-2000	5,494.07	SD
	34	9176 Cabinet w/mounting kit	N/A	26-Apr-2000	9,426.48	SD
	65	IKEA Furniture	N/A	12-Sep-2000	15,605.10	Seattle
	33	Misc Assets From Grant Norwitz	N/A	1-Dec-1999	30,780.62	Seattle
	80	Industrial Rack Mount PC (Dual Processor) with 16 Quick Connect slots	PCXXX	7-Apr-2000	51,506.84	SD
Computers
	42	Computer		6-Jun-2000	664.09	Seattle
	12	Workstation - 012 (Contract Use)	Clone	4-Dec-1999	944.92	Seattle
	4	Workstation - 004	Clone	29-Nov-1999	1,045.81	Seattle
	7	Workstation - 007	Clone	29-Nov-1999	1,045.82	Seattle
	6	Workstation - 006	Clone	29-Nov-1999	1,045.82	Seattle
	5	Workstation - 005	Clone	29-Nov-1999	1,045.82	Seattle
	21	Workstation - 014 (Contract Use)	Clone	8-Mar-2000	1,122.92	Seattle
	72	Computer Parts and Components		22-Sep-2000	1,225.01	Seattle
	54	Computer - Workstation		11-Jul-2000	1,303.20	Seattle
	30	Apple IMAC DV	SXB0132Y7HSE	14-Apr-2000	1,334.69	Seattle
	13	Workstation - 013	Clone	24-Jan-2000	1,362.93	Seattle
	52	Computer - Workstation		17-Jul-2000	1,374.87	Seattle
	53	Computer - Workstation		17-Jul-2000	1,374.88	Seattle

FastVoice.com
Assets By Category

Asset Category	Barcode #	Asset Description	Serial Number	Date Acquired	Purchase Price	Location
	58	18 GB Hard Drive	50337052	26-Jun-2000	1,441.23	Seattle
	57	18GB Hard Drive	50337173	26-Jun-2000	1,441.23	Seattle
	31	Apple PM G4	SXB0132Y7HSE	14-Apr-2000	1,627.92	Seattle
	41	Computer		23-May-2000	1,641.49	Seattle
	49	Computer Workstion		30-Jun-2000	1,943.93	Seattle
	63	Dell - Dimension 4100 Series	60CH001	16-Aug-2000	3,508.87	Seattle
	68	Dell - Dimension 4100	50CH001	16-Aug-2000	3,508.87	Seattle
	44	Dell - Dimension XPS B Series		12-Jun-2000	3,547.99	Seattle
	43	Dell - Dimension XPS B Series		12-Jun-2000	3,547.99	Seattle
	59	Toshiba Tecra 8100	70785354U	8-Aug-2000	4,324.90	Seattle
	58	Presentation LapTop	264781U	17-Jul-2000	4,355.11	Seattle
	62	Sun Ultra 10	PR05168332	30-Aug-2000	7,274.73	Seattle
Printer
	18	Hewlett Packard - Laser Jet Printer 4	USBB032197	16-Dec-1999	360.00	Seattle
	20	Hewlett Packard Printer	SG762120HY	16-Dec-1999	499.00	Seattle
	3	QMS SC-200 Digital Copier/Scanner	90901444-QMSUSA	22-Nov-1999	388.00	Seattle
	3	QMS Magicolor 6100 DP, 384MB 12PPM Color - 24PPM Blk/Wht 1200DPI	Q0194843	22-Nov-1999	8,250.50	Seattle
	19	Canon Copier	CNP408012345?	16-Dec-1999	18,661.00	Seattle
License
	79	MasterVox, Host-Base Text-to-Speech	MVRU3-98	7-Apr-2000	158,732.00	SD
	81	Veritas Licenses & Oracle	OR-03065V801	31-Mar-2000	337,650.50	SD
Intellectual Properties
Total					$986,300.70

QuickLinks

FASTVOICE TERM SHEET
EXHIBIT A
Schedule of Unsecured Assets
FastVoice.com Assets by Category
FastVoice.com Assets By Category
FastVoice.com Assets By Category